Exhibit 32.1

CERTIFICATION PURSUANT TO

18 USC. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the report on Form 10-Q of Claire’s Stores, Inc. (the “Company”) for the quarterly period ended August 4, 2018 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Ron Marshall, Chief Executive Officer of the Company, hereby certify, pursuant to 18 USC. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Ron Marshall
Ron Marshall
Chief Executive Officer
September 14, 2018